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                         4FRONT SOFTWARE INTERNATIONAL, INC.


                              1996 EQUITY INCENTIVE PLAN







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                                  TABLE OF CONTENTS



1.  PURPOSE...................................................................1

2.  SHARES SUBJECT TO THE PLAN................................................1

    2.1  Number of Shares Available...........................................1
    2.2  Adjustment of Shares.................................................1

3.  ELIGIBILITY...............................................................2

    3.1  Eligibility of Employees, Consultants and Independent Contractors....2
    3.2  Eligibility of Directors.............................................2

4.  ADMINISTRATION............................................................2

    4.1  Committee Authority..................................................2
    4.2  Committee Discretion.................................................3
    4.3  Exchange Act Requirements............................................3

5.  GRANT AND EXERCISE OF OPTIONS.............................................3

    5.1  Grant of Options to Persons Other Than Directors.....................3

         5.1.2     Date of Grant..............................................4
         5.1.3     Exercise Period............................................4
         5.1.4     Exercise Price.............................................4
         5.1.5     Method of Exercise.........................................5
         5.1.6     Termination................................................5
         5.1.7     Limitations on Exercise....................................5
         5.1.8     Limitations on ISOs........................................5
         5.1.9     Modification, Extension or Renewal.........................6
         5.1.10    No Disqualification........................................6
         5.1.11    Initial Grants to Executive Officers.......................6

    5.2  Grant of Options to Directors........................................6

         5.2.1     Form of Option Grant.......................................6
         5.2.2     Formula for Grant of Options to Directors..................7
         5.2.3     Exercise Period............................................7
         5.2.4     Exercise Price.............................................7


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         5.2.5     Method of Exercise.........................................8
         5.2.6     Termination................................................8
         5.2.7     Limitations on ISOs........................................8
         5.2.8     No Disqualification........................................8

    5.3  Accelerated Vesting..................................................8

6.  PAYMENT FOR SHARE PURCHASES...............................................8

    6.1  Payment..............................................................8

7.  WITHHOLDING TAXES.........................................................9

    7.1  Withholding Generally................................................9

8.  PRIVILEGES OF STOCK OWNERSHIP.............................................9

    8.1  Voting and Dividends.................................................9
    8.2  Financial Statements................................................10

9.  TRANSFERABILITY..........................................................10

10. CERTIFICATES.............................................................10

11. EXCHANGE AND BUYOUT OF OPTIONS...........................................10

12. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE...........................10

13. NO OBLIGATION TO EMPLOY..................................................11

14. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE...............................11

15. ADOPTION AND STOCKHOLDER APPROVAL........................................12

16. TERM OF PLAN.............................................................12

17. AMENDMENT OR TERMINATION OF PLAN.........................................13

18. NONEXCLUSIVITY OF THE PLAN...............................................13

19. GOVERNING LAW............................................................13

20. DEFINITIONS..............................................................13


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                         4FRONT SOFTWARE INTERNATIONAL, INC.
                              1996 EQUITY INCENTIVE PLAN



         1.   PURPOSE

         The purpose of the Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company and its Subsidiaries and Affiliates, by offering them an opportunity to participate in the Company's future performance through awards of Options. The Plan shall be administered as two separate plans, one for the benefit of Participants who are not Directors of the Company, which plan shall be governed by the provisions of this Plan excepting Section
5.2 hereof, and one for the benefit of Participants who are Directors of the Company, which plan shall be governed by the provisions of this Plan, excepting
Section 5.1 hereof.

         Capitalized terms not defined in the text are defined in Section 22.

    2.   SHARES SUBJECT TO THE PLAN

         2.1 NUMBER OF SHARES AVAILABLE. Subject to Sections 2.2 and 16, the total number of Shares reserved and available for grant and issuance pursuant to the Plan shall be 200,000 Shares, provided, however, that the maximum number of Shares that may be issued under the Plan to members of the Board of Directors of the Company is 10,000 Shares. Subject to Sections 2.2 and 14, Shares reserved for issuance pursuant to Options granted under this Plan shall again be available for grant and issuance, in connection with future Options under the Plan, that: (a) are subject to issuance upon exercise of an Option, but cease to be subject to such Option for any reason other than exercise of such Option, or
(b) are subject to an Option that otherwise terminates without such Shares being issued and for which the participant did not receive any benefits of ownership.

         2.2 ADJUSTMENT OF SHARES. In the event that the number of outstanding shares of the Company's Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then: (a) the number of Shares reserved for issuance under the Plan, and (b) the Exercise Prices of and number of Shares subject to outstanding Options, shall be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share shall not be issued, but shall either be paid in cash at Fair Market Value or shall be rounded up to the nearest Share, as determined by the Committee; and





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provided, further, that the Exercise Price of any Option may not be decreased to below the par value of the Shares.

    3.   ELIGIBILITY

         3.1  ELIGIBILITY OF EMPLOYEES, CONSULTANTS AND INDEPENDENT
CONTRACTORS. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees ) of the Company or of a Subsidiary of the Company. NQSOs may be granted to employees, officers, consultants, independent contractors and advisers of the Company or any Subsidiary or Affiliate of the Company; provided, however, that such consultants, contractors and advisers render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. A person may be granted both ISOs and NQSOs under the Plan. Additionally, grants of Options to executive officers of the Company who are not directors during the 1996 calendar year shall be limited to the following individuals and Options for the respective number of Shares: Joel William Jervis, 20,000 Shares; Richard Ian Sharpe, 12,000 Shares; Philip Mendonca, 5,000 Shares.

         3.2 ELIGIBILITY OF DIRECTORS. No directors of the Company shall be eligible to be granted Options under this plan, other than Brian Murray, who shall receive NQSOs for 10,000 Shares pursuant to Section 5.2 hereof.

    4.   ADMINISTRATION.

         4.1 COMMITTEE AUTHORITY. The Plan shall be administered by the Committee or the Board acting as the Committee. Subject to the purposes, terms and conditions of the Plan, and to the direction of the Board, the Committee shall have full power to implement and carry out the Plan, provided, however, that all grants of Options to Directors shall be effected strictly in accordance with the terms of Section 5.2.2(a) and the next individual who is neither an officer nor employee of the Company who is to be appointed to Board of Directors, who shall receive NQSOs for 10,000 shares pursuant to Section 5.2.2(b). Except as otherwise provided pursuant to Sections 3.2 or 5 hereof, the Committee shall have the authority to:

              (a) construe and interpret the Plan, any Option Agreement and any other agreement or document executed pursuant to the Plan;

              (b) prescribe, amend and rescind rules and regulations relating to the Plan;

              (c)  select persons to receive Options;

              (d)  determine the form and terms of Options;

              (e) determine the number of Shares or other consideration subject to Options;


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              (f)  determine whether Options will be granted singly, in
         combination or in tandem with, in replacement of, or as alternatives to, other Options under the Plan or any other incentive or compensation plan of the Company or any Subsidiary or Affiliate of the Company;

              (g)  grant waivers of Plan or Option conditions;

              (h) determine the vesting, exercisability and payment of Options and to accelerate the vesting and/or exercisability of Options, as provided herein;

              (i) correct, any defect, supply any omission, or reconcile any inconsistency in the Plan, any Option or any Option Agreement;

              (j)  determine whether an Option has been earned; and

              (k) make all other determinations necessary or advisable for the administration of the Plan.

         4.2 COMMITTEE DISCRETION. Any determination permitted to be made by the Committee under the Plan with respect to any Option shall be made in its sole discretion at the time of grant of the Option or, unless in contravention of any express term of the Plan or Option, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Option under the Plan.

         4.3 EXCHANGE ACT REQUIREMENTS. If two or more members of the Board are Outside Directors and Disinterested Persons, the Committee shall be comprised of at least two members of the Board, all of whom are Outside Directors and Disinterested Persons. It is the intent of the Company that the Plan and Options hereunder satisfy and be interpreted in a manner, that, in the case of Participants who are or may be Insiders, satisfies the applicable requirements of Rule 16b-3 (or its successor) of the Exchange Act. If any provision of the Plan or of any Option would otherwise conflict with the intent expressed in this Section 4.3, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict.

    5.   GRANT AND EXERCISE OF OPTIONS

         5.1 GRANT OF OPTIONS TO PERSONS OTHER THAN DIRECTORS. Except as otherwise limited herein, the Committee may grant Options to eligible persons who are not Directors of the Company pursuant to this Section 5.1 and shall determine whether such Options shall be Incentive Stock Options within the meaning of the Code ("ISOs") or Nonqualified Stock Options ("NQSOs"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:


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              5.1.1     FORM OF OPTION GRANT.  Each Option granted shall be
evidenced by an Option Agreement, which shall expressly identify the Option as an ISO or NQSO ("Stock Option Agreement"), and be in such form and contain such provisions (which need not be the same for each Participant receiving an Option) as the Committee shall from time to time approve, and which shall comply with and be subject to the terms and conditions of the Plan. The Committee may in its discretion include in any NQSO granted under the Plan a condition that the Participant shall agree to remain in the employ of, and to render services to, the Company or any of its Subsidiaries for a period of time (specified in the agreement) following the date the NQSO is granted.

              5.1.2 DATE OF GRANT. The date of grant of an Option shall be the date on which the Committee makes the determination to grant such Option. The Stock Option Agreement and a copy of the Plan will be delivered to the Participant within a reasonable time after the granting of such Option.

              5.1.3 EXERCISE PERIOD. Options shall be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement; provided, however:

              (a)  no Option shall be exercisable after the expiration of ten
         (10) years from the date the Option is granted;

              (b) subject to Sections 4.1(h) and 5.3, no Option shall be exercisable less than six (6) months after the date of grant or prior to Stockholder approval of the Plan;

              (c) with respect to all Participants other than the individuals named in the last sentence of Section 3.1 hereof, each Option granted under the Plan shall be exercisable only with respect to one-third of the total number of Shares subject to such Option upon the expiration of six (6) months after the date of grant, with the balance being exercisable, one-half upon the expiration of eighteen (18) months from the date of such grant, and one-half upon the expiration of thirty
         (30) months from the date of such grant; and

              (d) no ISO granted to a person who directly or by attribution owns more than Ten Percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary of the Company ("Ten Percent Stockholder") shall be exercisable after the expiration of five (5) Years from the date the Option is granted.

              5.1.4 EXERCISE PRICE. The Exercise Price shall be determined by the Committee when an Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided, however, that:


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                   (i)  the Exercise Price of an ISO shall be not less than
              100% of the Fair Market Value of the Shares on the date of grant, and

                   (ii) the Exercise Price of any ISO granted to a Ten Percent
              Stockholder shall not be less than 110% of the Fair Market Value of the Shares on the date of grant.

Payment for the Shares purchased may be made in accordance with Section 6 of the Plan.

              5.1.5 METHOD OF EXERCISE. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Committee (which need not be the same for each Participant receiving an Option pursuant to the Plan), stating the number of Shares being purchased, the restrictions imposed on the Shares, if any, and such representations and agreements regarding Participant's investment intent, access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

              5.1.6 TERMINATION. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option shall always be subject to the following:

              (a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options, only to the extent that such Options would have been exercisable upon the Termination Date, no later than thirty (30) days after the Termination Date, but in any event, no later than the expiration date of the Options.

              (b) If the Participant is terminated because of death or Disability, then the Participant's Options which are ISO's may be exercised, only to the extent that such Options would have been exercisable by Participant on the Termination Date, and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than one hundred eighty (180) days after the Termination Date, but in any event no later than the expiration date of the Options.

              5.1.7 LIMITATIONS ON EXERCISE. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

              5.1.8 LIMITATIONS ON ISOS. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under the Plan or under any other incentive stock option plan of the Company or any Affiliate or Subsidiary of the Company) shall not exceed $100,000.


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If the Fair Market Value of Shares on the date of grant with respect to which
ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, the Options for the first $100,000 worth of Shares to become exercisable in such calendar year shall be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year shall be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of the Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit shall be automatically incorporated herein and shall apply to any Options granted after the effective date of such amendment.

              5.1.9 MODIFICATION, EXTENSION OR RENEWAL. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered shall be treated in accordance with
Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected, by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.1.4 or
5.2.3 of the Plan for Options granted on the date the action is taken to reduce the Exercise Price; provided, further, that the Exercise Price shall not be reduced below the par value of the Shares.

              5.1.10 NO DISQUALIFICATION. Notwithstanding any other provision in the Plan, no term of the Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

         5.2       GRANT OF OPTIONS TO DIRECTORS.

              Notwithstanding the provisions of Section 5.1, the Committee shall not have discretion to grant Options, either as ISOs or NQSOs, to Directors of the Company, but instead, all such Options shall be granted pursuant to this Section 5.2.

              5.2.1 FORM OF OPTION GRANT. Section 5.1.1 shall apply to grants of Options to Directors.


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              5.2.2     FORMULA FOR GRANT OF OPTIONS TO DIRECTORS.  Options
shall be granted solely to the following Directors on the following basis:

                        (a)  Brian Murray shall be granted NQSOs for
10,000 shares upon approval of the Plan by the Board of Directors.

                        (b) Upon the appointment of one additional Director to the Board of Directors, which Director shall be granted NQSOs for 10,000 shares following approval of the Plan by the Board of Directors.

              5.2.3     EXERCISE PERIOD.  Options granted under this Section
5.2 shall be exercisable within the times and upon the events determined by the committee as set forth in the Stock Option Agreement, provided, however:


              (a)  no Option shall be exercisable after the expiration of ten
         (1) years from the date the Option is granted;

              (b) subject to Sections 4.1(h) and 5.3, no Option shall be exercisable less than six (6) months after the date of grant or prior to Stockholder approval of the Plan;

              (c) each Option granted to Directors under the Plan shall be exercisable only with respect to one-third of the total number of Shares subject to such Option upon the expiration of six (6) months after the date of grant, with the balance being exercisable, one-half upon the expiration of eighteen (18) months from the date of such grant, and one-half upon the expiration of thirty (30) months from the date of such grant; and

              (d) no ISO granted to a person who directly or by attribution owns more than Ten Percent (10%) of the total combined voting power of all classes of stock of the Company or any subsidiary of the Company ("Ten Percent Stockholder") shall be exercisable after the expiration of five (5) years from the date the Option is granted.

              5.2.4 EXERCISE PRICE. The Exercise Price for Director Options shall be as follows:

              (a) the Exercise Price of an ISO shall be 100% of the Fair Market Value of the Shares on the date of grant, provided, however, that the Exercise Price of any ISO granted to a Ten Percent Stockholder shall be 110% of the Fair Market Value of the Shares on the date of grant;

              (b) the Exercise Price of a NQSO shall be 100% of the Fair Market Value of the Shares on the date of grant; and



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              (c)  payment for the Shares purchased may be made in accordance with Section 6 of the Plan.

         5.2.5 METHOD OF EXERCISE. Options may be exercised only by delivery to the Company of a written stock option exercise agreement as provided under Section 5.1.5.

         5.2.6 TERMINATION. Section 5.1.6 hereof shall apply to grants of Options to Directors.

         5.2.7 LIMITATIONS ON ISOS. Section 5.1.8 hereof shall apply to Options granted to Directors.

         5.2.8 NO DISQUALIFICATION. Section 5.1.10 shall apply to all ISOs granted to Directors hereunder.

    5.3  ACCELERATED VESTING.

         5.3.1     Notwithstanding Sections 5.1.3(b) and 5.2.2(b), the
Committee shall have the authority to accelerate the exercisability of Options granted pursuant to the terms of this Plan, provided however, that the acceleration of exercisability shall be conditioned upon inclusion in the Option agreements with Participants of such provisions and restrictions as are necessary to permit stock issued upon exercise of such Options to continue to qualify for the exception from Section 16(b) of the Securities Act of 1933 as is provided under Rule 16(b)(3)(a),(b) and (c).

         5.3.2 Notwithstanding anything herein to the contrary, if a Change in Control of the Company occurs or if the Committee determines in its sole discretion that an Acceleration Event has occurred, then all Options shall become fully exercisable as of the date such Change in Control occurred or the Committee determines that an Acceleration Event has occurred, provided however, that the acceleration of exercisability shall be subject to the imposition of such restrictions on transferability of shares of Common Stock subject to such Options, as are necessary to permit stock issued upon exercise of such Options to continue to qualify for the exception from Section 16(b) of the Securities Act of 1933 as is provided under Rule 16(b)(3)(a),(b) and (c).

    6.   PAYMENT FOR SHARE PURCHASES

         6.1 PAYMENT. Payment for Shares purchased pursuant to the Plan may be made in cash (by check) or, where expressly approved by the Committee and permitted by law by:

              (a) by cancellation of indebtedness of the Company to the Participant;

              (b) by surrender of shares of the Company's Common Stock that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144; or were obtained by Participant in


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         the public market; and, (2) are clear of all liens, claims, encumbrances or security interests;

              (c) by waiver of compensation due or accrued to Participant for services rendered;

              (d) provided that a public market for the Company's stock exists and subject to the ability of the Participant to sell Shares in compliance with applicable securities laws:

                   (1) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased in order to pay the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                   (2) through a "margin" commitment from the Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

         (e)  by any combination of the foregoing.

         Notwithstanding the foregoing, the Exercise Price of an Option held by a director who is not an employee shall be paid either (i) in cash; or (ii) pursuant to subsection (a) of this Section 6.1, or (iii) by any combination of the foregoing (i) and (ii).

    7.   WITHHOLDING TAXES

         7.1 WITHHOLDING GENERALLY. Whenever Shares are to be issued in satisfaction of Options granted under the Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares.

    8.   PRIVILEGES OF STOCK OWNERSHIP

         8.1 VOTING AND DIVIDENDS. No Participant shall have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares


                                          9

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are issued to the Participant, the Participant shall be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares.

         8.2 FINANCIAL STATEMENTS. The Company shall provide financial statements to each Participant annually during the period such Participant has Options outstanding, provided, however, that the Company shall not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

    9.   TRANSFERABILITY

         Options granted under the Plan, and any interest therein, shall not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the specific Plan and Option Agreement provisions relating thereto. During the lifetime of the Participant an Option shall be exercisable only by the Participant, and any elections with respect to an Option, may be made only by the Participant.

    10.  CERTIFICATES

         All certificates for Shares or other securities delivered under the Plan shall be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed.

    11.  EXCHANGE AND BUYOUT OF OPTIONS

         The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Options in exchange for the surrender and cancellation of any or all outstanding Options (other than Options granted to Directors pursuant to Section 5.2). The Committee may at any time buy from a Participant an Option previously granted with payment in cash, Shares or other consideration, based on such terms and conditions as the Committee and the Participant shall agree.

    12.  SECURITIES LAW AND OTHER REGULATORY COMPLIANCE

         An Option shall not be effective unless such Option is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed, as they are in effect on the date of grant of the Option and also on the date of exercise or other issuance. Notwithstanding any other provision in the Plan, the Company shall


                                          10

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have no obligation to issue or deliver certificates for Shares under the Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company shall have no liability for any inability or failure to do so.

    13.  NO OBLIGATION TO EMPLOY

         Nothing in the Plan or any Option granted under the Plan shall confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company, or any Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Subsidiary or Affiliate of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

    14.  CHANGES IN THE COMPANY'S CAPITAL STRUCTURE

         The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any other corporate act or proceeding, whether of a similar character or otherwise.

         If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of its Common Stock outstanding, without receiving compensation therefor in money, services or property, then (i) the number, class, and per share price of Shares subject to outstanding Options hereunder shall be appropriately adjusted in such a manner as to entitle a Participant to receive upon exercise thereof (and, if relevant, for the same aggregate cash consideration), the same total number and class of shares as such Participant would have received had such Participant exercised such Option in full immediately prior to such event; and (ii) the number and class of shares with respect to which Options may be granted under the Plan shall be adjusted by substituting for the total number of shares of Common Stock then reserved that number and class of shares of stock that would have been received by the owner of an equal number of outstanding shares of Common Stock as the result of the event requiring the adjustment.

         After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations in which the Company shall be the


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

surviving corporation, each holder of an outstanding Option shall, at no additional cost, be entitled to receive upon exercise of such Option (subject to any required action by stockholders of the Company) in, lieu of the number of Shares as to which such Option shall then be so exercisable, the number and class of shares of stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of a number of shares of Common Stock equal to the number of shares as to which such Option shall be so exercised.

         If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if the Company is liquidated, or sells or otherwise disposes of substantially all its assets to another corporation while unexercised Options remain outstanding under the Plan, (i) subject to the provisions of clause (ii) below, after the effective date of such merger, consolidation or sale, as the case may be, each holder of an outstanding Option shall be entitled to receive upon exercise of such Option in lieu of shares of Common Stock, shares of such stock or other securities, cash or property as the holders of shares of Common Stock received pursuant to the terms of the merger, consolidation or sale; or (ii) all outstanding Options may be canceled by the Board as of the effective date of any such merger, consolidation, liquidation or sale provided that: (x) notice of such cancellation shall be given to each holder of an Option, and (y) each holder of an Option shall have the right to exercise such Option to the extent that the same is then exercisable or, if the Board shall have accelerated the time for exercise of all unexercised and unexpired Options, in full during the 30-day period preceding the effective date of such merger, consolidation, liquidation or sale.

         Except as expressly provided above, the issue by the Company of shares of stock of any class, securities convertible into shares of stock of any class, for cash, property or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares then subject to outstanding Options.

    15.  ADOPTION AND STOCKHOLDER APPROVAL

         The Plan shall become effective on the date that it is adopted by the Board (the "Effective Date"). The Company shall submit the Plan for approval by the stockholders of the Company at the next annual meeting of stockholders of the Company to obtain the advantages under NASD, IRS, Securities and Exchange Commission and other regulations that approval of stockholders may bestow, provided however, that Options granted under the Plan shall be conditioned upon stockholder approval of the Plan within one year of adoption by the Board.

    16.  TERM OF PLAN

         The Plan will terminate ten (10) years from the Effective Date.


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


    17.  AMENDMENT OR TERMINATION OF PLAN

         The Board may at any time terminate or amend the Plan in any respect, including without limitation amendment of any form of Option Agreement or instrument to be executed pursuant to the Plan; provided, however, that:

         (a) the Board shall not, without the approval of the stockholders of the Company, amend the Plan in any manner that requires such stockholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans or pursuant to the Exchange Act or Rule 16b-3 (or its successor), as amended, thereunder; and

         (b) the terms and conditions of any awards of Options to Directors and the category of persons eligible to be awarded such shares under the Plan shall not be amended more than once every six months, other than to comply with changes in the Code or ERISA, or the rules and regulations thereunder.

    18.  NONEXCLUSIVITY OF THE PLAN

         Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval, nor any provision of the Plan shall be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

    19.  GOVERNING LAW

         The Plan and all agreements, documents and instruments entered into pursuant to the Plan shall be governed by and construed in accordance with the internal laws of the State of Colorado, excluding that body of law pertaining to conflict of laws.

    20.  DEFINITIONS

         As used in the Plan, the following terms shall have the following meanings:

         "ACCELERATION EVENT" means but is not limited to, any Change of Control of the Company or other event determined in the discretion of the Committee.

         "AFFILIATE" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with" means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

         "BOARD" means the Board of Directors of the Company.

         "CHANGE IN CONTROL" means the occurrence of any of the following events:

         (A) when the Company acquires actual knowledge that any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange Act) directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then-outstanding securities;

         (B) upon the first purchase of Common Stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by the Company);

         (C) upon the approval by the Company's shareholders of: (i) a merger or consolidation of the Company with or into another corporation, which does not result in any capital reorganization or reclassification or other change in the Company's then-outstanding shares of Common Stock), (ii) a sale or disposition of all or substantially all of the Company's assets, or (iii) a plan of liquidation or dissolution of the Company;

         (D) if during any period of two consecutive years, the individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's shareholders, of each new director is approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or

         (E) if the Board of Directors or any designated committee determines, in its sole discretion, that any person (such as that term is used in Sections 13(d) and 14(d) of the Exchange Act) directly or indirectly exercises a controlling influence over the management or policies of the Company.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COMMITTEE" means the committee appointed by the Board to administer the Plan, or if no committee is appointed, the Board.

         "COMPANY" means 4Front Software International, Inc., a corporation organized under the laws of the State of Colorado, or any successor corporation.

         "DISABILITY" means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

         "DISINTERESTED PERSON" means a Director who has not, during the period that person is a member of the Committee and for one year prior to service as a member of the Committee, been granted Options pursuant to the Plan or any other plan of the Company, any Subsidiary or Affiliate of the company, except in accordance with the requirements set forth in rule 16b-3(c)(2)(i) (and any successor regulation thereto) as promulgated by the SEC under Section 16(b) of the Exchange Act, as such rule is amended from time to time and as interpreted by the SEC.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "EXERCISE PRICE" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

         "FAIR MARKET VALUE" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

              (a) if such Common Stock is then quoted on the Nasdaq National Market System, its last reported sale price on the Nasdaq National Market or, if no such reported sale takes place on such date, the average of the closing bid and asked prices;

              (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, the last reported sale price or, if no such reported sale takes place on such date, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading;

              (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on such date, as reported by the Wall Street Journal, for the over-the-counter market; or

              (d) if none of the foregoing is applicable, by the Board of Directors of the Company in good faith.

         "INSIDER" means an officer or director of the Company or other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

         "OPTION" means an option to purchase Shares of Common Stock of the Company pursuant to Section 5.

         "OPTION AGREEMENT" means, with respect to each Option, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Option.

         "OUTSIDE DIRECTOR" means any outside director as defined in Section 162(m) of the Code and the regulations issued thereunder.

         "PARTICIPANT" means a person who receives an Option under the Plan.

         "PLAN" means this 4Front Software International, Inc., 1996 Equity Incentive Plan, as amended from time to time.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SHARES" means shares of the Company's Common Stock, without par value, reserved for issuance under the Plan, as adjusted pursuant to Sections 2 and 16, and any security issued in respect thereto or in replacement therefor.

         "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         "TERMINATION" or "TERMINATED" means, for purposes of the Plan with respect to a Participant, that the Participant has ceased to provide services as an employee, director, consultant, independent contractor or adviser, to the Company or a Subsidiary or Affiliate of the Company, except in the case of sick leave, military leave, or any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than ninety (90) days, or reinstatement upon the expiration of such leave is guaranteed by contract or statute. The Committee shall have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").